POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 4th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald W. Britton

Donald W. Britton, Director, Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 8th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson

Steven T. Pierson, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 8th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ James R. Gelder James R. Gelder, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 3rd day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ewout L. Steenbergen

Ewout L. Steenbergen, Director, Executive Vice President and Chief Financial Officer

State of New York County of New York

On the 3rd day of February in the year 2010, before me, the undersigned, personally appeared Ewout L. Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

     Helen M. Scheuer /s/ Helen M. Scheuer

     Notary Public, State of New York Notary Public No. 01SC352985 Qualified in New York County Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:	State of Pennsylvania
/s/ John S. Kreighbaum John S. (Scott ) Kreighbaum	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared John S.
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

(Scott) Kreighbaum, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Ewout L. Steenbergen, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Pennsylvania

/s/ Nicholas Morinigo Nicholas Morinigo	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared Nicholas
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Ewout L. Steenbergen, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Connecticut

/s/ J. Neil McMurdie J. Neil McMurdie	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by J. Neil McMurdie, as
Nicole L. Molleur	attorney in fact on behalf of Ewout L. Steenbergen.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

State of Connecticut
/s/ Michael A. Pignatella Michael A. Pignatella	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by Michael A. Pignatella, as
Nicole L. Molleur	attorney in fact on behalf of Ewout L. Steenbergen.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 16th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ Richard K. Lau Richard K. Lau, Director, Vice President and Actuary

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nick Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 8th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ R. Michael Conley

R.	Michael Conley, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 18th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Carol V. Coleman Carol V. Coleman, Director

State of New York County of New York

On the 18th day of February in the year 2010, before me, the undersigned, personally appeared Carol V. Coleman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

     Anne Hewitt McAndrews /s/ Anne Hewitt McAndrews Notary Public, State of New York Notary Public No. 02MC5015281 Qualified in Westchester County Commission Expires Nov. 17, 2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:	State of Pennsylvania
/s/ John S. Kreighbaum John S. (Scott ) Kreighbaum	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared John S.
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

(Scott) Kreighbaum, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Carol V. Coleman, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Pennsylvania

/s/ Nicholas Morinigo Nicholas Morinigo	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared Nicholas
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Carol V. Coleman, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Connecticut

/s/ J. Neil McMurdie J. Neil McMurdie	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by J. Neil McMurdie, as
Nicole L. Molleur	attorney in fact on behalf of Carol V. Coleman.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

State of Connecticut
/s/ Michael A. Pignatella Michael A. Pignatella	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by Michael A. Pignatella, as
Nicole L. Molleur	attorney in fact on behalf of Carol V. Coleman.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 9th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ James F. Lille, Director James F. Lille, Director

State of New York County of New York

On the 9th day of February in the year 2010, before me, the undersigned, personally appeared James F. Lille, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

     Carole L. Schiraldi /s/ Carole L. Schiraldi

     Notary Public, State of New York Notary Public No. 01SC6093988 Qualified in Saratoga County Commission Expires June 9, 2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:	State of Pennsylvania
/s/ John S. Kreighbaum John S. (Scott ) Kreighbaum	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared John S.
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

(Scott) Kreighbaum, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for James F. Lille, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Pennsylvania

/s/ Nicholas Morinigo Nicholas Morinigo	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared Nicholas
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for James F. Lille, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Connecticut

/s/ J. Neil McMurdie J. Neil McMurdie	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by J. Neil McMurdie, as
Nicole L. Molleur	attorney in fact on behalf of James F. Lille.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

State of Connecticut
/s/ Michael A. Pignatella Michael A. Pignatella	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by Michael A. Pignatella, as
Nicole L. Molleur	attorney in fact on behalf of James F. Lille.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 8th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Charles B. Updike Charles B. Updike, Director

State of New York County of New York

On the 8th day of February in the year 2010, before me, the undersigned, personally appeared Charles B. Updike, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

     Barbara L. Wojciechowski /s/ Barbara L. Wojciechowski Notary Public, State of New York Notary Public No. 01WO4658028 Qualified in Queens County Commission Expires November 30, 2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:	State of Pennsylvania
/s/ John S. Kreighbaum John S. (Scott ) Kreighbaum	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared John S.
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

(Scott) Kreighbaum, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Charles B. Updike, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Pennsylvania

/s/ Nicholas Morinigo Nicholas Morinigo	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared Nicholas
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Charles B. Updike, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Connecticut

/s/ J. Neil McMurdie J. Neil McMurdie	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by J. Neil McMurdie, as
Nicole L. Molleur	attorney in fact on behalf of Charles B. Updike.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

State of Connecticut
/s/ Michael A. Pignatella Michael A. Pignatella	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by Michael A. Pignatella, as
Nicole L. Molleur	attorney in fact on behalf of Charles B. Updike.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 5th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Ross M. Weale Ross M. Weale, Director

State of New York County of New York

On the 5th day of February in the year 2010, before me, the undersigned, personally appeared Ross M. Weale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

     Stuart Feldman /s/ Stuart Feldman

     Notary Public, State of New York Notary Public No. 01FE5023008 Qualified in Westchester County Commission Expires January 24, 2014

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:	State of Pennsylvania
/s/ John S. Kreighbaum John S. (Scott ) Kreighbaum	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared John S.
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

(Scott) Kreighbaum, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Ross M. Weale, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Pennsylvania

/s/ Nicholas Morinigo Nicholas Morinigo	County of Chester On this, the 19th day of February, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared Nicholas
Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Ross M. Weale, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Michael T. Zelinsky Notary Public

State of Connecticut

/s/ J. Neil McMurdie J. Neil McMurdie	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by J. Neil McMurdie, as
Nicole L. Molleur	attorney in fact on behalf of Ross M. Weale.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

State of Connecticut
/s/ Michael A. Pignatella Michael A. Pignatella	County of Hartford Town of Windsor The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by Michael A. Pignatella, as
Nicole L. Molleur	attorney in fact on behalf of Ross M. Weale.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 10th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Brian D. Comer Brian D. Comer, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 3rd day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ivan J. Gilreath Ivan J. Gilreath, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 10th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ Daniel P. Mulheran Daniel P. Mulheran, Sr., Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 8th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ Thomas R. Voglewede Thomas R. Voglewede, Director